Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2011
Discontinued Operations
Summary of results of discontinued operations

	Year Ended December 31,
In millions	2011	2010	2009
Net revenues of TheraCom	$650	$635	$514

Income from operations of TheraCom	$18	$28	$13
Gain on disposal of TheraCom	53	—	—
Loss on disposal of Linens ‘n Things	(7)	(24)	(19)
Income tax benefit (provision)	(95)	(2)	2

Income (loss) from discontinued operations, net of tax	$(31)	$2	$(4)